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Prosper Marketplace, Inc. 221 Main Street, Suite 300 San Francisco, California 94105

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Prosper Marketplace, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Jefferies LLC, (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Prosper Marketplace Issuance Trust, Series 2017-2, Asset Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 20, 2017, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business July 12, 2017, with respect to 33,352 unsecured consumer loans (the “Unsecured Consumer Loan Listing”). At the Company’s instruction, we randomly selected from the Unsecured Consumer Loan Listing (i) 225 unsecured consumer loans (the “Initial Random Sample Loans”) and (ii) 25 unsecured consumer loans from the remaining 33,127 unsecured consumer loans that indicated the number of days delinquent as greater than zero (the “Initial Past Due Sample Loans”).

Further, on July 21, 2017, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business July 18, 2017, with respect to 35,947 unsecured consumer loans (the “Statistical Loan File”). We observed, on the Statistical Loan File, that (i) 16 of the Initial Past Due Sample Loans did not indicate the number of days delinquent as greater than zero and (ii) one of the Initial Past Due Sample Loans was not included on such file. The eight Initial Past Due Sample Loans that indicated the number of days delinquent as greater than zero on the Statistical Loan File are hereinafter referred to as the "Remaining Past Due Sample Loans."

At the Company’s instruction, we randomly selected an additional 17 unsecured consumer loans from the Statistical Loan File that (i) indicated the number of days delinquent as greater than zero and (ii) were not selected as an Initial Random Sample Loan or Initial Past Due Sample Loan (the “Additional Past Due Sample Loans”). The Initial Random Sample Loans, the Remaining Past Due Sample Loans and the Additional Past Due Sample Loans are collectively referred to hereinafter as the “Sample Loans.”

We performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.	Loan number (for informational purposes only)	8.	Schedule monthly payment amount
2.	Origination date	9.	Current principal balance
3.	Original principal balance	10.	Age (months)
4.	Maturity date	11.	Original FICO score
5.	Loan term	12.	Risk grade
6.	State of residence	13.	Number of days delinquent
7.	Borrower rate	14.	Annual percentage rate (APR)

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the respective Loan Contract (the “Contract”); Characteristics 7. through 13. to an electronic loan file, prepared, created and delivered by the Company, from the servicer system, as of the close of business July 18, 2017 (the “Servicer System File”) and Characteristic 14. to the corresponding information set forth on the “Truth in Lending Agreement.”

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

For purposes of our procedures and at the Company’s instruction, with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be “in-agreement.”

The loan documents described above (including the Servicer System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 26, 2017